                                                                      Exhibit 24

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director, officer or both, of The Guarantee Life Companies Inc., a Delaware corporation (the "Company"), hereby appoints each of Robert D. Bates, Richard A. Spellman and Paul D. Ochsner as my true and lawful attorney-in-fact to act for me and in my name and on my behalf, individually and as an officer or director or both, of the Company, to sign a Registration Statements on Forms S-1 or S-3 and S-8 under the Securities Act of 1933, as amended, and any amendment (including any post-effective amendments) and supplements thereto with respect to the registration of shares of the Company and to file the same, with all exhibits and any other documents in connection therewith, with the Securities and Exchange Commission and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

        IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of August,
                                                             ---        ------
1996.


                                        /s/ Robert D. Bates
                                        _____________________________
                                        Robert D. Bates

STATE OF NEBRASKA)
                 ) SS.
COUNTY OF DOUGLAS)

          The undersigned, being a notary public for and in the above county and state do hereby state that before me appeared Robert D. Bates, being personally known to be, who, being first duly sworn, did acknowledge that the foregoing power of attorney was executed by him or her and that such execution was his or her free act and deed.


                                        /s/ Jeanine E. Almond
                                        ______________________________

My Commission Expires:

      4/21/99
____________________                    (SEAL)

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director, officer or both, of The Guarantee Life Companies Inc., a Delaware corporation (the "Company"), hereby appoints each of Robert D. Bates, Richard A. Spellman and Paul D. Ochsner as my true and lawful attorney-in-fact to act for me and in my name and on my behalf, individually and as an officer or director or both, of the Company, to sign a Registration Statements on Forms S-1 or S-3 and S-8 under the Securities Act of 1933, as amended, and any amendment (including any post-effective amendments) and supplements thereto with respect to the registration of shares of the Company and to file the same, with all exhibits and any other documents in connection therewith, with the Securities and Exchange Commission and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

          IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of
                                                               ---
August, 1996.
------

                                        /s/ Frederick M. Bekins
                                        _____________________________
                                        Frederick M. Bekins

STATE OF NEBRASKA)
                 ) SS.
COUNTY OF DOUGLAS)

          The undersigned, being a notary public for and in the above county and state do hereby state that before me appeared Fredrick M. Bekins, being personally known to be, who, being first duly sworn, did acknowledge that the foregoing power of attorney was executed by him or her and that such execution was his or her free act and deed.


                                        /s/ Jeanine E. Almond
                                        ______________________________

My Commission Expires:

    4/21/99
____________________                    (SEAL)

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director, officer or both, of The Guarantee Life Companies Inc., a Delaware corporation (the "Company"), hereby appoints each of Robert D. Bates, Richard A. Spellman and Paul D. Ochsner as my true and lawful attorney-in-fact to act for me and in my name and on my behalf, individually and as an officer or director or both, of the Company, to sign a Registration Statements on Forms S-1 or S-3 and S-8 under the Securities Act of 1933, as amended, and any amendment (including any post-effective amendments) and supplements thereto with respect to the registration of shares of the Company and to file the same, with all exhibits and any other documents in connection therewith, with the Securities and Exchange Commission and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

          IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of
                                                               ---
August, 1996.
------

                                        /s/ C. R. "Bob" Bell
                                        _____________________________
                                        C. R. "Bob" Bell

STATE OF NEBRASKA)
                 ) SS.
COUNTY OF DOUGLAS)

          The undersigned, being a notary public for and in the above county and state do hereby state that before me appeared C.R. "Bob" Bell, being personally known to be, who, being first duly sworn, did acknowledge that the foregoing power of attorney was executed by him or her and that such execution was his or her free act and deed.


                                        /s/ Jeanine E. Almond
                                        ______________________________

My Commission Expires:

      4/21/99
____________________                    (SEAL)

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director, officer or both, of The Guarantee Life Companies Inc., a Delaware corporation (the "Company"), hereby appoints each of Robert D. Bates, Richard A. Spellman and Paul D. Ochsner as my true and lawful attorney-in-fact to act for me and in my name and on my behalf, individually and as an officer or director or both, of the Company, to sign a Registration Statements on Forms S-1 or S-3 and S-8 under the Securities Act of 1933, as amended, and any amendment (including any post-effective amendments) and supplements thereto with respect to the registration of shares of the Company and to file the same, with all exhibits and any other documents in connection therewith, with the Securities and Exchange Commission and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

          IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of
                                                               ---
August, 1996.
------

                                        /s/ John R. Cochran
                                        _____________________________
                                        John R. Cochran

STATE OF NEBRASKA)
                 ) SS.
COUNTY OF DOUGLAS)

          The undersigned, being a notary public for and in the above county and state do hereby state that before me appeared John R. Cochran, being personally known to be, who, being first duly sworn, did acknowledge that the foregoing power of attorney was executed by him or her and that such execution was his or her free act and deed.


                                        /s/ Jeanine E. Almond
                                        ______________________________

My Commission Expires:

      4/21/99
____________________                    (SEAL)

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director, officer or both, of The Guarantee Life Companies Inc., a Delaware corporation (the "Company"), hereby appoints each of Robert D. Bates, Richard A. Spellman and Paul D. Ochsner as my true and lawful attorney-in-fact to act for me and in my name and on my behalf, individually and as an officer or director or both, of the Company, to sign a Registration Statements on Forms S-1 or S-3 and S-8 under the Securities Act of 1933, as amended, and any amendment (including any post-effective amendments) and supplements thereto with respect to the registration of shares of the Company and to file the same, with all exhibits and any other documents in connection therewith, with the Securities and Exchange Commission and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

          IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of
                                                               ---
August, 1996.
------

                                        /s/ Eugene A. Conley
                                        _____________________________
                                        Eugene A. Conley

STATE OF NEBRASKA)
                 ) SS.
COUNTY OF DOUGLAS)

          The undersigned, being a notary public for and in the above county and state do hereby state that before me appeared Eugene A. Conley, being personally known to be, who, being first duly sworn, did acknowledge that the foregoing power of attorney was executed by him or her and that such execution was his or her free act and deed.


                                        /s/ Jeanine E. Almond
                                        ______________________________

My Commission Expires:

      4/21/99
____________________                    (SEAL)

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director, officer or both, of The Guarantee Life Companies Inc., a Delaware corporation (the "Company"), hereby appoints each of Robert D. Bates, Richard A. Spellman and Paul D. Ochsner as my true and lawful attorney-in-fact to act for me and in my name and on my behalf, individually and as an officer or director or both, of the Company, to sign a Registration Statements on Forms S-1 or S-3 and S-8 under the Securities Act of 1933, as amended, and any amendment (including any post-effective amendments) and supplements thereto with respect to the registration of shares of the Company and to file the same, with all exhibits and any other documents in connection therewith, with the Securities and Exchange Commission and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

          IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of
                                                               ---
August, 1996.
------

                                        /s/ Theodore C. Cooley
                                        _____________________________
                                        Theodore C. Cooley

STATE OF NEBRASKA)
                 ) SS.
COUNTY OF DOUGLAS)

          The undersigned, being a notary public for and in the above county and state do hereby state that before me appeared Theodore C. Cooley, being personally known to be, who, being first duly sworn, did acknowledge that the foregoing power of attorney was executed by him or her and that such execution was his or her free act and deed.


                                        /s/ Jeanine E. Almond
                                        ______________________________

My Commission Expires:

        4/21/99
____________________                    (SEAL)

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director, officer or both, of The Guarantee Life Companies Inc., a Delaware corporation (the "Company"), hereby appoints each of Robert D. Bates, Richard A. Spellman and Paul D. Ochsner as my true and lawful attorney-in-fact to act for me and in my name and on my behalf, individually and as an officer or director or both, of the Company, to sign a Registration Statements on Forms S-1 or S-3 and S-8 under the Securities Act of 1933, as amended, and any amendment (including any post-effective amendments) and supplements thereto with respect to the registration of shares of the Company and to file the same, with all exhibits and any other documents in connection therewith, with the Securities and Exchange Commission and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

          IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of
                                                               ---
August, 1996.
------

                                        /s/ Thomas T. Hacking
                                        _____________________________
                                        Thomas T. Hacking

STATE OF NEBRASKA)
                 ) SS.
COUNTY OF DOUGLAS)

          The undersigned, being a notary public for and in the above county and state do hereby state that before me appeared Thomas T. Hacking, being personally known to be, who, being first duly sworn, did acknowledge that the foregoing power of attorney was executed by him or her and that such execution was his or her free act and deed.


                                        Jeanine E. Almond
                                        ______________________________

My Commission Expires:

       4/21/99
____________________                    (SEAL)

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director, officer or both, of The Guarantee Life Companies Inc., a Delaware corporation (the "Company"), hereby appoints each of Robert D. Bates, Richard A. Spellman and Paul D. Ochsner as my true and lawful attorney-in-fact to act for me and in my name and on my behalf, individually and as an officer or director or both, of the Company, to sign a Registration Statements on Forms S-1 or S-3 and S-8 under the Securities Act of 1933, as amended, and any amendment (including any post-effective amendments) and supplements thereto with respect to the registration of shares of the Company and to file the same, with all exhibits and any other documents in connection therewith, with the Securities and Exchange Commission and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

          IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of
                                                               ---
August, 1996.
------

                                        /s/ James M. McClymond
                                        _____________________________
                                        James M. McClymond

STATE OF NEBRASKA)
                 ) SS.
COUNTY OF DOUGLAS)

          The undersigned, being a notary public for and in the above county and state do hereby state that before me appeared James M. McClymond, being personally known to be, who, being first duly sworn, did acknowledge that the foregoing power of attorney was executed by him or her and that such execution was his or her free act and deed.


                                        /s/ Jeanine E. Almond
                                        ______________________________

My Commission Expires:

      4/21/99
____________________                    (SEAL)

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director, officer or both, of The Guarantee Life Companies Inc., a Delaware corporation (the "Company"), hereby appoints each of Robert D. Bates, Richard A. Spellman and Paul D. Ochsner as my true and lawful attorney-in-fact to act for me and in my name and on my behalf, individually and as an officer or director or both, of the Company, to sign a Registration Statements on Forms S-1 or S-3 and S-8 under the Securities Act of 1933, as amended, and any amendment (including any post-effective amendments) and supplements thereto with respect to the registration of shares of the Company and to file the same, with all exhibits and any other documents in connection therewith, with the Securities and Exchange Commission and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

          IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of
                                                               ---
August, 1996.
------

                                        /s/ Bernard W. Reznicek
                                        _____________________________
                                        Bernard W. Reznicek

STATE OF NEBRASKA)
                 ) SS.
COUNTY OF DOUGLAS)

          The undersigned, being a notary public for and in the above county and state do hereby state that before me appeared Bernard W. Reznicek, being personally known to be, who, being first duly sworn, did acknowledge that the foregoing power of attorney was executed by him or her and that such execution was his or her free act and deed.


                                        /s/ Jeanine E. Almond
                                        ______________________________

My Commission Expires:

        4/21/99
____________________                    (SEAL)

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director, officer or both, of The Guarantee Life Companies Inc., a Delaware corporation (the "Company"), hereby appoints each of Robert D. Bates, Richard A. Spellman and Paul D. Ochsner as my true and lawful attorney-in-fact to act for me and in my name and on my behalf, individually and as an officer or director or both, of the Company, to sign a Registration Statements on Forms S-1 or S-3 and S-8 under the Securities Act of 1933, as amended, and any amendment (including any post-effective amendments) and supplements thereto with respect to the registration of shares of the Company and to file the same, with all exhibits and any other documents in connection therewith, with the Securities and Exchange Commission and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

          IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of
                                                               ---
August, 1996.
------

                                        /s/ A. J. Scribante
                                        _____________________________
                                        A. J. Scribante

STATE OF NEBRASKA)
                 ) SS.
COUNTY OF DOUGLAS)

          The undersigned, being a notary public for and in the above county and state do hereby state that before me appeared A.J. Scribante, being personally known to be, who, being first duly sworn, did acknowledge that the foregoing power of attorney was executed by him or her and that such execution was his or her free act and deed.


                                        /s/ Jeanine E. Almond
                                        ______________________________

My Commission Expires:

      4/21/99
____________________                    (SEAL)

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director, officer or both, of The Guarantee Life Companies Inc., a Delaware corporation (the "Company"), hereby appoints each of Robert D. Bates, Richard A. Spellman and Paul D. Ochsner as my true and lawful attorney-in-fact to act for me and in my name and on my behalf, individually and as an officer or director or both, of the Company, to sign a Registration Statements on Forms S-1 or S-3 and S-8 under the Securities Act of 1933, as amended, and any amendment (including any post-effective amendments) and supplements thereto with respect to the registration of shares of the Company and to file the same, with all exhibits and any other documents in connection therewith, with the Securities and Exchange Commission and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

          IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of
                                                               ---
August, 1996.
------

                                        /s/ Janice D. Stoney
                                        _____________________________
                                        Janice D. Stoney

STATE OF NEBRASKA)
                 ) SS.
COUNTY OF DOUGLAS)

          The undersigned, being a notary public for and in the above county and state do hereby state that before me appeared Janice D. Stoney, being personally known to be, who, being first duly sworn, did acknowledge that the foregoing power of attorney was executed by him or her and that such execution was his or her free act and deed.


                                        /s/ Jeanine E. Almond
                                        ______________________________

My Commission Expires:

     4/21/99
____________________                    (SEAL)

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director, officer or both, of The Guarantee Life Companies Inc., a Delaware corporation (the "Company"), hereby appoints each of Robert D. Bates, Richard A. Spellman and Paul D. Ochsner as my true and lawful attorney-in-fact to act for me and in my name and on my behalf, individually and as an officer or director or both, of the Company, to sign a Registration Statements on Forms S-1 or S-3 and S-8 under the Securities Act of 1933, as amended, and any amendment (including any post-effective amendments) and supplements thereto with respect to the registration of shares of the Company and to file the same, with all exhibits and any other documents in connection therewith, with the Securities and Exchange Commission and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

          IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of August, 1996.


                                        /s/ William F. Welsh II
                                        _____________________________
                                        William F. Welsh II

STATE OF NEBRASKA)
                 ) SS.
COUNTY OF DOUGLAS)

          The undersigned, being a notary public for and in the above county and state do hereby state that before me appeared William F. Welsh II, being personally known to be, who, being first duly sworn, did acknowledge that the foregoing power of attorney was executed by him or her and that such execution was his or her free act and deed.


                                        /s/ Jeanine E. Almond
                                        ______________________________

My Commission Expires:

     4/21/99
____________________                    (SEAL)